UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2008

AXSYS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16182	11-1962029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

175 Capital Boulevard, Suite 103
Rocky Hill, Connecticut		06067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 257-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANEMENTS OF CERTAIN OFFICERS

On March 5, 2008, the Compensation Committee of the Board of Directors of Axsys Technologies, Inc.(“the Company”) approved incentive payments for Stephen W. Bershad, the Company’s Chief Executive Officer, David A. Almeida, the Company’s Executive Vice President and Chief Financial Officer, and Scott B. Conner, the Company’s President and Chief Operating Officer, of $318,160, $222,712 and $217,644, respectively, under the Company’s Annual Cash Management Incentive Plan based on the Company’s performance in fiscal year 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 11, 2008

AXSYS TECHNOLOGIES, INC.
(Registrant)

By:	/s/ David A. Almeida
David A. Almeida
Chief Financial Officer